Q1 2023 Financial Results May 2, 2023

2 Safe Harbor Statement Some of the statements contained in this presentation that are not purely historical statements, including our GAAP EPS guidance and Adjusted EPS guidance, as well as our effective income tax rate and GAAP and adjusted fully diluted shares for 2023, discuss future expectations or state other forward-looking information related to financial results and business outlook for 2023. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The “forward-looking” information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward- looking statements are disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

3 Q2 2023 Full Year 2023 Low end of adjusted goal High end of adjusted goal Low end of adjusted goal High end of adjusted goal GAAP EPS $ 0.74 $ 0.78 $ 3.24 $ 3.40 Non-GAAP adjustment (1): Non-GAAP reconciling items 0.43 0.44 1.71 1.69 Tax effect of reconciling items (0.09) (0.09) (0.35) (0.34) Adjusted EPS $ 1.08 $ 1.13 $ 4.60 $ 4.75 (in millions) Q2 2023 Full Year 2023 GAAP fully diluted shares 36.7 36.7 Non-GAAP adjustment (2): Dilution offset from convertible note hedge transactions (2.4) (2.4) Adjusted fully diluted shares 34.3 34.3 Reconciliation of Adjusted GAAP Measures The following table provides a reconciliation of Perficient, Inc. GAAP EPS guidance to Adjusted EPS guidance: (1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, amortization of debt issuance costs, foreign exchange gains and losses, acquisition costs and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by adjusted fully diluted shares. Perficient currently expects its Q2 2023 and full year 2023 GAAP effective income tax rate to be approximately 27%. Perficient currently expects its Q2 2023 and full year 2023 estimated adjusted effective income tax rate to be approximately 26%. Perficient’s estimates of GAAP and adjusted fully diluted shares for 2023 are included in the following table. These estimates could be affected by share repurchases, shares issued in conjunction with future acquisitions, changes in share price and the potential impact from the conditional conversion features of our debt. (2) Non-GAAP adjustment represents the exclusion of shares that are issuable upon conversion of our convertible notes due to the expectation that shares relating to the principal amount of our convertible notes will be paid in cash and any excess will be offset by the convertible note hedge transactions entered into in August 2020 and November 2021. Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished May 2, 2023.

4 Financial Metrics (in thousands, except per share data) THREE MONTHS ENDED MARCH 31, YEAR ENDED DECEMBER 31, 2023 2022 % Change 2022 2021 % Change Revenues $ 231,408 $ 222,111 4% $ 905,062 $ 761,027 19 % Services Revenues (excluding reimbursable expenses) $ 228,384 $ 219,475 4% $ 893,050 $ 748,045 19 % Cost of Services (excluding reimbursable expenses and stock compensation)* $ 139,219 $ 134,131 4% $ 533,689 $ 448,737 19 % Services Revenues Net of Cost $ 89,165 $ 85,344 4% $ 359,361 $ 299,308 20% % of Services Revenues 39.0% 38.9% 40.2% 40.0 % Adjusted EBITDA** $ 50,116 $ 47,245 6% $ 205,805 $ 162,855 26% % of Services Revenues 21.9% 21.5% 23.0% 21.8 % Adjusted Net Income** $ 35,563 $ 33,579 6% $ 146,684 $ 115,849 27% % of Services Revenues 15.6% 15.3% 16.4% 15.5 % GAAP EPS $ 0.75 $ 0.75 - % $ 2.90 $ 1.50 93 % Amortization 0.17 0.17 0.72 0.71 Stock Compensation 0.20 0.17 0.72 0.70 Debt Related Adjustments*** 0.06 0.06 0.21 1.28 Foreign Exchange Loss and Other - 0.01 0.01 0.01 Acquisition Costs / Earnout Adjustments (0.06) (0.02) 0.11 0.12 Tax Effect of Above Reconciling Items (0.08) (0.16) (0.39) (0.82) Adjusted EPS** $ 1.04 $ 0.98 6% $ 4.28 $ 3.50 22% * Cost of Services excludes depreciation and amortization. ** Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished May 2, 2023. *** Debt Related Adjustments includes amortization of debt issuance costs, loss on extinguishment of debt, dilution offset from convertible note hedge transactions, and an adjustment to remove the interest expense on convertible notes which was added back in the calculation of diluted GAAP EPS under the if-converted method.

5 Operating Metrics (in thousands) Q1 2023 Q1 2022 % Change Services Revenue (excluding reimbursable expenses) $ 228,384 $ 219,475 4 % Reimbursable Expenses $ 2,469 S 1,959 NM* Software and Hardware Revenue $ 555 $ 677 NM* (in thousands) Q1 2023 Q1 2022 Average Ending Average Ending Offshore/Nearshore Billable Employees (a) 3,520 3,541 2,825 2.878 Onshore Billable Employees (b) 2,441 2,412 2,484 2,542 Subcontractors 353 362 414 413 Total Billable Headcount 6,314 6,315 5,723 5,833 SG&A Headcount 953 973 953 984 Total Headcount 7,267 7,288 6,676 6,817 (a) Offshore/Nearshore includes all employees, excluding Onshore (b) Onshore includes US, Canada, and the United Kingdom * "NM" means not meaningful.

6 Industry Data Revenue by Industry Q1 2023 Q4 2022 Q1 2022 Financial Services/Banking/Insurance 21% 22% 20% Healthcare/Pharma/Life Sciences 21% 21% 26% Manufacturing 10% 10% 8% Leisure, Media, and Entertainment 9% 9% 9% Automotive and Transportation 8% 9% 10% Electronics and Computer Hardware 7% 7% 7% Retail and Consumer Goods 7% 7% 7% Business Services 7% 5% 7% Other 10% 10% 6%